Financial Instruments	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments
Note 21 - Financial Instruments
Management of Capital
Management monitors the Company’s financial risk management policies and exposures and approves financial transactions.
The Company’s objectives when managing capital are to provide shareholder returns through maximization of the profitable growth of the business and to maintain a degree of financial flexibility relevant to the underlying operating and metal price risks while safeguarding the Company’s ability to continue as a going concern. The Company manages the capital structure and makes adjustments in the light of changes in economic conditions and risk characteristics of the underlying assets. In order to maintain or adjust the capital structure the Company may issue new shares, acquire debt, or sell assets. Management regularly reviews cash flow forecasts to determine whether the Company has sufficient cash reserves to meet future working capital requirements and to take advantage of business opportunities.
The Company was not subject to any externally imposed capital requirements with the exception of complying with certain covenants under the Company's credit facility. The Company was in compliance with the debt covenants in force as at December 31, 2025. Details of these covenants are included in Note 12.
Fair Value of Financial Instruments
Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy based on the degree to which the inputs used to determine the fair value are observable. The three levels of the fair value hierarchy are:
Level 1 – Unadjusted quoted prices at the measurement date for identical assets or liabilities in active markets.
Level 2 – Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
Level 3 – Unobservable inputs which are supported by little or no market activity.
Note 21 - Financial Instruments (continued)
The levels in the fair value hierarchy into which our financial assets and liabilities that are measured and recognized in the consolidated statement of financial position at fair value on a recurring basis were categorized as follows:

	Fair value as at December 31, 2025
Recurring Measurements	Level 1	Level 2	Level 3	Total

Investments	6,839	9,276	-	16,115
Warrant liability	-	(7,684)	-	(7,684)
Total	$6,839	$1,592	$-	$8,431

	Fair value as at December 31, 2024
Recurring Measurements	Level 1	Level 2	Level 3	Total

Investments	159	2,084	-	2,243
Total	$159	$2,084	$-	$2,243
The carrying value of cash and cash equivalents, current trade receivables and other assets and accounts payable and accrued liabilities, approximate their fair value because of the short-term nature of these instruments.
The Company holds warrants exercisable into common shares of public companies and has issued warrants exercisable into common shares of the Company. These warrants do not trade on an exchange and are restricted in their transfer. The fair value of the warrants was determined using the Black-Scholes pricing model using observable market information and thereby classified within Level 2 of the fair value hierarchy.
The Company's financial instruments are exposed to certain financial risks, including credit risk, interest rate risk, market risk, liquidity risk and currency risk.
Credit Risk
Credit risk is the risk of loss associated with a counterparty’s inability to fulfil its payment obligations. The Company’s maximum exposure to credit risk is attributable to cash and cash equivalents and accounts receivable relating to royalty revenues and milestone payments. The credit risk on cash is limited because the Company invests its cash in deposits with well capitalized financial institutions. The Company’s accounts receivable is subject to the credit risk of the counterparties who own and operate the mines underlying the royalty portfolio. In order to mitigate its exposure to credit risk, the Company closely monitors its financial assets.
Interest Rate Risk
Interest rate risk is the risk that the value of a financial instrument or cash flows associated with the instrument will fluctuate due to changes in market interest rates. Interest rate risk arises from interest bearing financial assets and liabilities that the Company uses. Treasury activities take place under procedures and policies approved and monitored by the Board to minimize the financial risk faced by the Company. Interest-bearing assets comprise cash and cash equivalents which are considered to be short-term liquid assets, and interest-bearing liabilities which comprise the loan from NBC, CIBC and RBC. Depending on the company's leverage ratio, amounts drawn on the facility are subject to interest at SOFR plus 2.50% - 3.75% per annum, and the undrawn portion is subject to a standby fee of 0.56% - 0.84% per annum. An increase in the overall interest by 100 basis points would have increased the interest expense and decreased net income by $Nil during the year.
Market Risk
Market risks are the risks that change in market factors, such as commodity prices, foreign exchange rates or interest rates, will affect the value of the Company’s financial instruments. The Company manages market risks by either accepting it or mitigating it through the use of economic strategies.
Note 21 - Financial Instruments (continued)
Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company manages liquidity risk by continuing to monitor forecasted and actual cash flows. The Company has in place a planning and budgeting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis and its development plans. The Company strives to maintain sufficient liquidity to meet its short-term business requirements, taking into account its anticipated cash flows from royalty interests, its holdings in cash and its committed liabilities.
Commodity Price Risk
The Company’s royalties are subject to fluctuations from changes in market prices of the underlying commodities. The market prices of gold and copper are the drivers of the Company’s profitability. All of the Company’s future revenue is not hedged in order to provide shareholders with full exposure to changes in the market prices of these commodities.
Foreign Currency Risk
Foreign currency risk is the risk that the fair value of a financial instrument will fluctuate because of changes in foreign exchange rates. The Company’s transactions are carried out in a variety of currencies, including Pound Sterling, Australian Dollar, Canadian Dollar and US Dollar and it is exposed to movements in the US Dollar against these other currencies. The Company has not hedged its exposure to currency fluctuations.
Sensitivity analysis has been performed to indicate how the profit or loss would have been affected by changes in the exchange rate between the US Dollar and each of these currencies. The analysis is based on a weakening and strengthening of these currencies by 10% against the US Dollar in which the Company has assets and liabilities at the end of each respective period. A movement of 10% reflects a reasonably possible sensitivity when compared to historical movements over a three-to-five-year timeframe. Based on the Group’s US Dollars denominated monetary assets and liabilities at December 31, 2025, a 10% strengthening in CAD, GBP and AUD relative to the US Dollar would not result in material impact in the Company’s net income. A 10% increase (decrease) of the value of other currencies relative to the US Dollar does not have a material impact on net income.